EXHIBIT 32

                           SECTION 1350 CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       WITH RESPECT TO THE NORTH VALLEY BANCORP ANNUAL REPORT ON FORM 10-K
                      FOR THE YEAR ENDED DECEMBER 31, 2005

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

     1. The Company's Annual Report on Form 10-K for the year ended December 31, 2005 (the "Form 10-K") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2006                   /s/ MICHAEL J. CUSHMAN
                                        ----------------------------------------
                                        Michael J. Cushman
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)

Dated: March 14, 2006                   /s/ SHARON L. BENSON
                                        ----------------------------------------
                                        Sharon L. Benson
                                        Senior Vice President and
                                        Acting Chief Financial Officer
                                        (Principal Financial Officer & Principal
                                        Accounting Officer)